UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2011 (May 4, 2011)

Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholder Approval of the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan

At the 2011 Annual Meeting of Stockholders of Education Realty Trust, Inc. (the “Company”) held on May 4, 2010 (the “Annual Meeting”), the Company’s stockholders approved the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan (the “2011 Plan”), which the Board of Directors (the “Board”) adopted, subject to stockholder approval, on February 17, 2011.  The 2011 Plan replaces the Education Realty Trust, Inc. 2004 Incentive Plan (the “2004 Plan”) in its entirety and authorizes the grant of the 315,000 shares that remain available for grant under the 2004 plan as well as 3,147,500 additional shares (for a total of 3,462,500 shares reserved under the 2011 Plan) .  Based upon the Company’s historical and anticipated practices, the adoption of the 2011 Plan provides the Company with five to seven years of available equity awards.  Any key officer, employee or director is eligible to be a designated participant, and the 2011 Plan will be administered by a committee composed of at least two non-employee directors.  The 2011 Plan will become effective as of January 1, 2011.  The foregoing description of the 2011 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2011 Plan, which was filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved each of the proposals presented which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 24, 2011. Holders of 68,147,468 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results on each proposal presented to the Company’s stockholders at the Annual Meeting:

Proposal 1:  To elect seven directors to serve until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualify.

Director	Votes For	Votes Withheld
Paul O. Bower	63,322,151	371,882
Monte J. Barrow	63,320,114	373,919
William J. Cahill, III	63,322,863	371,169
Randall L. Churchey	63,320,637	373,396
John L. Ford	63,323,564	370,468
Howard A. Silver	63,319,663	374,370
Wendell W. Weakley	63,324,640	369,392

Proposal 2:  To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions
68,050,705	61,762	35,001

Proposal 3:  To approve the Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,171,968	2,344,906	177,156	4,453,438

Proposal 4:  To approve, in an advisory (non-binding) vote, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,945,448	687,443	61,138	4,453,438

Proposal 5:  To determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non- Votes
58,768,331	215,113	4,664,025	46,560	4,453,438

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan (filed as exhibit 99.1 to the Company’s Form S-8 filed with the SEC on May 4, 2011 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: May 5, 2011	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Education Realty Trust, Inc. 2011 Omnibus Equity Incentive Plan (filed as exhibit 99.1 to the Company’s Form S-8 filed with the SEC on May 4, 2011 and incorporated herein by reference)